Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended March 31, 2016

Winthrop Realty Trust
Remaining Assets
March 31, 2016

The projected disposition date is management's current estimate based on information available.
The actual disposition date may be significantly earlier or later than current estimates.

The Trust's estimates of cash flow are based on assumptions management believes are reasonable under the circumstances. The actual realized cash flows may differ materially.

Assets not sold or paid off by August 5, 2016 will be transferred to the liquidating trust.

Operating Property Assets Under Contract or To Be Marketed before August 1, 2016

					Trust's Share of
		Trust		Square Feet/	Estimated Cash Flow
Operating Properties:	Location	Ownership	Type	Units	Through Disposition (1)(4)
Wholly Owned
Lake Brandt	Greensboro, NC	100%	Multi-Family	284 Units	$7,081,000
Jacksonville	Jacksonville, FL	100%	Warehouse	588,000	$11,308,000

Joint Venture Properties
Sullivan Center	Chicago, IL	38%	Retail/Office	946,000	$92,308,000
High Grove	Stamford, CT	84%	Multi-Family	93 units	$5,935,000

Loan Assets/Preferred Equity-Expected Repayment (2)

				Trust's Share of
	Trust	Scheduled	Par/Equity	Estimated Cash Flow
Loan Assets/Preferred Equity	Ownership	Maturity/Payoff	Value	Through Disposition (4)
Pre August 2016 Expected Repayment
Churchill - Whole Loan	100%	Jul-16	$333,000	$5,000
CDH CDO - Computer Associates - Mezzanine Loan	50%	Aug-16	$1,601,000	$815,000

Post August 2016 Expected Repayment
Mentor - Whole Loan	100%	Sep-16	$2,497,000	$2,623,000
Concord Debt Holdings - 99 Founders - Mezzanine Loan	67%	Oct-16	$1,881,000	$1,344,000
Concord Debt Holdings - Waterfront Plaza - Mezzanine Loan	67%	Oct-16	$11,000,000	$7,677,000
Summit Pointe - Preferred Equity	80%	Nov-16	$5,879,000	$5,879,000
Poipu Shopping Village - B Note	100%	Jan-17	$2,746,000	$2,900,000
CDH CDO - JP Morgan - B Note	50%	Aug-18	$30,750,000	$2,462,000

Operating Properties With Indeterminate Marketing Plan

					Trust's Share of	Disposition Date
		Trust		Square Feet/	Estimated Cash Flow	Assumed for
Operating Properties:	Location	Ownership	Type	Units	Through Disposition (4)	Liquidation Accounting (3)
Wholly Owned
550 Corporetum	Lisle, IL	100%	Office	169,000	$4,147,000	Oct-16
Churchill/Westinghouse	Churchill, PA	100%	Mixed Use	52,000	$3,718,000	Dec-16
Orlando	Orlando, FL	100%	Office	257,000	$925,000	Jan-17
One East Erie	Chicago, IL	100%	Office	126,000	$32,419,000	Aug-17
Plantation	Plantation, FL	100%	Office	120,000	$11,695,000	Jan-18

Joint Venture Properties
Mentor	Chicago, IL	50%	Retail	7,000	$2,836,000	Sep-16
1050 Corporetum	Lisle, IL	60%	Office	54,000	$94,000	Mar-17
Mosaic	Houston, TX	84%	Multi-Family	396 units	$86,903,000	Jun-17
Atrium	Chicago, IL	50%	Retail	75,000	$8,631,000	Aug-17
701 7th Ave.	New York, NY	61%	Retail/Office	Under Development	$207,302,000	Sep-17
RE CDO	Las Vegas, NV	50%	Land		$2,102,000	Nov-17
450 West 14th Street	New York, NY	var	Office /Retail	104,000	$30,146,000	Dec-18

(1)	Net of deposits received as of March 31, 2016.
(2)	Does not include loan assets for which there is no expected cash flow.
(3)	The projected disposition date is management’s current estimate based on information available. The actual disposition date may be significantly earlier or later than current estimates.
(4)	The Trust’s estimates of cash flow are based on assumptions management believes are reasonable under the circumstances. The actual realized cash flows may differ materially.

Winthrop Realty Trust
Comparison of Realized Sales Proceeds to December 31, 2013 Net Asset Value

	December 31, 2013 Reported NAV Range			Sales Costs Adjustment [1]	December 31, 2013 Modified NAV Range			Date Sold/Repaid	Actual Proceeds After Sales Costs [3]
Loans Sold/Repaid
Hotel Wales - Whole Loan	$6,000	to	$6,000	$-	$6,000	to	$6,000	7-Feb-14	$6,002
San Marbeya - Whole Loan	13,810	to	13,810	-	13,810	to	13,810	7-Feb-14	13,726
500-512 Seventh Ave - B Note	10,373	to	10,373	-	10,373	to	10,373	7-Feb-14	10,344
Wellington Tower - Mezzanine Loan	3,102	to	3,102	-	3,102	to	3,102	7-Feb-14	3,102
Legacy Orchard - Corporate Loan	9,750	to	9,750	-	9,750	to	9,750	11-Feb-14	9,790
Queensridge - Whole Loan	4,600	to	4,600	-	4,600	to	4,600	31-Mar-14	4,695
Stamford - Mezzanine Loan	9,415	to	9,415	-	9,415	to	9,415	6-Aug-14	9,450
The Shops at Wailea - B Note	7,644	to	7,644	-	7,644	to	7,644	7-Aug-14	7,556
Pinnacle - B Note	5,108	to	5,108	-	5,108	to	5,108	22-Oct-14	4,970
Playa Vista - Mezzanine Loan	12,823	to	14,323	-	12,823	to	14,323	9-Dec-14	19,959	[4	]
Edens Norridge - Mezzanine Loan	16,000	to	16,000	-	16,000	to	16,000	9-Oct-15	19,000	[6	]

Operating Properties Sold
Newbury Apartments - Meriden, CT	5,600	to	5,600	(766)	4,834	to	4,834	26-Feb-14	5,734
River City - Chicago, IL	5,493	to	5,493	-	5,493	to	5,493	5-Mar-14	5,800
High Point - Hillside, IL	-	to	-	-	-	to	-	5-Mar-14	-
1701 E. Woodfield - Shaumburg, IL	1	to	301	-	1	to	301	5-Mar-14	150
Enterprise - Westchester, IL	-	to	45	-	-	to	45	5-Mar-14	50
Crossroads I and II - Englewood, CO	30,175	to	30,175	(466)	29,709	to	29,709	1-May-14	30,634
Amherst - Amherst, NY	24,027	to	25,743	(712)	23,315	to	25,031	25-Jun-14	23,788
Fenway Wateridge - San Diego, CA	350	to	840	-	350	to	840	6-Aug-14	2,383
223 West Jackson - Chicago, IL	5,804	to	6,001	-	5,804	to	6,001	8-Sep-14	5,769
5400 Westheimer - Houston, TX	7,616	to	11,402	-	7,616	to	11,402	15-Oct-14	10,750
Waterford Apartments - Memphis, TN	15,787	to	16,992	(344)	15,443	to	16,648	16-Oct-14	15,516
Kroger - Atlanta, GA	1,992	to	2,158	(112)	1,880	to	2,046	20-Oct-14	1,464
Kroger - Greensboro, NC	2,444	to	2,750	(42)	2,402	to	2,708	20-Oct-14	1,708
San Pedro - San Pedro, CA [2]	20,290	to	20,290	(481)	19,809	to	19,809	24-Oct-14	23,319	[2	]
Kroger - Louisville, KY	1,945	to	2,140	(180)	1,765	to	1,960	25-Nov-14	2,320
1515 Market Street - Philadelphia, PA	27,807	to	32,980	(3,433)	24,374	to	29,547	2-Dec-14	40,304
Sealy Joint Venture - Northwest Atlanta	2,546	to	3,215	-	2,546	to	3,215	23-Dec-14	5,641
South Burlington, VT	1,991	to	2,305	(147)	1,844	to	2,158	23-Dec-14	2,552
Monroe - Phoenix, AZ [2]	40,579	to	40,579	(578)	40,001	to	40,001	14-Apr-15	50,072	[2	]
Vintage - Various	67,625	to	77,145	(1,035)	66,590	to	76,110	1-Jun-15	80,138	[5	]
Cerritos - Cerritos, CA	4,271	to	5,397	(436)	3,835	to	4,961	16-Sep-15	6,774
Sullivan Center - Chicago, IL	72,820	to	82,633	(128)	72,692		82,505	27-Apr-16	88,325	[7	]

Totals to Date	$437,788		$474,309	$(8,860)	$428,928		$465,449		$511,785

Notes
[1]
At December 31, 2013, the Net Asset Value reported did not deduct for any costs estimated to be incurred in connection with a sale of the asset.  In order to present a comparable analysis,management has adjusted the previously reported Net Asset Value to give effect for the actual sales costs incurred.

[2]
The San Pedro and Monroe properties were encumbered by a cross collateralized loan of $150.0 million.  All of the net proceeds were utilized to pay down the $150.0 million mortgage debt.The actual proceeds after sales are the net proceeds before the paydown of the debt.

[3]
Includes sales costs only and does not include prorations for accrued real estate taxes, other liabilities or cash.  Those amounts were reported in the December 31, 2013 supplementseparately under cash and accounts payable.

[4]	At December 31, 2013 the Trust owned a 50% interest in this loan. The remaining 50% interest was purchased in 2014, for $14.0 million, which has been deducted from the actual proceeds.

[5]	The Trust contributed an additional $5,645 to the venture on January 2, 2015. The Trust received $5,740 on the sale of the investment which has been deducted from the actual proceeds.

[6]
The investment was not held at December 31, 2013.  The December 2013 NAV above represents the amount invested which amount was included in cash on the December 31, 2013 NAV.On March 5, 2014 the Trust originated a $15,500,000 mezzanine loan and acquired interests in the collateral for $500,000.  Actual proceeds include repayment of the loan and the participation interest, and the sale of its interests in the collateral.

[7]
The Trust contributed an additional $6,792,000 to the venture from October 2015 through January 2016.  The Trust received $6,945,000 related to this investment, which has beendeducted from the actual proceeds.

CONSOLIDATED STATEMENTS OF NET ASSETS
(Liquidation Basis)
(unaudited, in thousands)

	March 31,	December 31,
	2016	2015
ASSETS
Investments in real estate	$348,770	$353,862
Equity investments	330,334	327,738
Cash and cash equivalents	18,103	21,128
Restricted cash held in escrows	7,487	6,603
Loans receivable	5,271	5,280
Secured financing receivable	29,320	28,928
Accounts receivable	837	2,090
TOTAL ASSETS	740,122	745,629

LIABILITIES
Mortgage loans payable	171,753	172,095
Liability for non-controlling interests	18,142	17,796
Liability for estimated costs in excess of estimated receipts during liquidation	28,417	29,297
Dividends payable	1,822	1,822
Accounts payable, accrued liabilities and other liabilities	5,717	6,382
Related party fees payable	1,572	1,841
TOTAL LIABILITIES	227,423	229,233

COMMITMENTS AND CONTINGENCIES
Net assets in liquidation	$512,699	$516,396

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (US, Canada and Puerto Rico)
phone: 781.575.4735 (outside US)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Carolyn Tiffany, Investor Relations Winthrop Realty Trust P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746